UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2010

MXENERGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-138425	20-2930908
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

595 Summer Street, Suite 300, Stamford, Connecticut  06901

(Address and zip code of principal executive offices)

203-356-1318

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy  the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement

On May 28, 2010, MXenergy Holdings Inc. (the “Company”), and/or its subsidiaries, MXenergy Inc. (“MXenergy”) and  MXenergy Electric Inc. (“MXenergy Electric”), as described below, executed the following amendments to material agreements:

•                  MXenergy entered into the Third Amendment, dated as of May 28, 2010, to the ISDA Master Agreement, dated as of September 22, 2009, among Sempra Energy Trading LLC, MXenergy Inc. and the Specified Entities Party Thereto (the “Gas ISDA Amendment”);

•                  MXenergy Electric entered into the Second Amendment, dated as of May 28, 2010, to the ISDA Master Agreement, dated as of September 22, 2009, among Sempra Energy Trading LLC, MXenergy Electric Inc. and the Specified Entities Party Thereto (the “Electricity ISDA Amendment”); and

•                  The Company, MXenergy and MXenergy Electric entered into the First Amendment, dated as of May 28, 2010, to the Guarantee and Collateral Agreement, dated as of September 22, 2009, among MXenergy Holdings Inc., MXenergy Electric Inc., MXenergy Inc. and the Other Parties Thereto, as Grantors, and Sempra Energy Trading LLC, as Secured Party (the “Collateral Agreement Amendment” and together with the Gas ISDA Agreement and the Electricity ISDA Amendment, the “Amendments”).

The Amendments were entered into in connection with the recent change in the financial institution utilized by the Company for its primary operating bank accounts, which are controlled by Sempra Energy Trading LLC (“RBS Sempra”).

The Gas ISDA Amendment and the Electricity ISDA Amendment also require the Company to enter into a control agreement, within 30 days of the effective date of the Gas ISDA Amendment, which permits RBS Sempra to direct the disposition of a specified brokerage account held by the Company, upon notice by RBS Sempra to the brokerage firm.

The descriptions of the Gas ISDA Amendment, Electricity ISDA Amendment and Collateral Agreement Amendment are qualified in their entirety by reference to the complete terms of such documents, which are attached to this Current Report as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively.

Item 9.01                     Financial Statements and Exhibits

Exhibit No.	Exhibit Description
99.1	Third Amendment, dated as of May 28, 2010, to the ISDA Master Agreement, dated as of September 22, 2009, among Sempra Energy Trading LLC, MXenergy Inc. and the Specified Entities Party Thereto

99.2

Second Amendment, dated as of May 28, 2010, to the ISDA Master Agreement, dated as of September 22, 2009, among Sempra Energy Trading LLC, MXenergy Electric Inc. and the Specified Entities Party Thereto

99.3

First Amendment, dated as of May 28, 2010, to the Guarantee and Collateral Agreement, dated as of September 22, 2009, among MXenergy Holdings Inc., MXenergy Electric Inc., MXenergy Inc. and the Other Parties Thereto, as Grantors, and Sempra Energy Trading LLC, as Secured Party

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MXENERGY HOLDINGS INC.
(Registrant)

Date: June 3, 2010	/s/ Chaitu Parikh
	Name:	Chaitu Parikh
	Title:	Executive Vice President and Chief Financial Officer